Exhibit 10.17

FIRST AMENDMENT TO LEASE

This First Amendment is effective as of September 1, 2011 (the “Effective Date”) and amends the Lease dated as of 22 day of September 1997 between Bekins Properties LLC (“Lessor”) and Epsilon Data Management, LLC (“Lessee”).

WHEREAS, Sterling Properties LLC (Lessor) and Sterling Direct, Inc. (the “First Lessee”) entered into a Lease dated September 22, 1997 and an addendum to Lease also dated September 22, 1997 with respect to a 116,783 SF Office/Production/Warehouse Facility located at One American Eagle Plaza, Earth City, Missouri 63045; and

WHEREAS, Sterling Direct, Inc. (Lessee) transferred its right, title, interests and obligations to The Reynolds and Reynolds Company (the “Second Lessee”) on October 1, 1999; and

WHEREAS, The Reynolds and Reynolds Company (the “Second Lessee”)  transferred its right, title, interests and obligations to ISG e-CRM Acquisitions Company (the “Third Lessee”) on  August 2, 2000; and

WHEREAS, ISG e-CRM Acquisitions Company subsequently changed its name to The Relizon e-CRM Company on August 14, 2000; and

WHEREAS, The Relizon e-CRM Company was purchased by ADS Alliance Data Systems, Inc. (the “Third Lessee”) on October 28, 2004; and

WHEREAS, The Relizon e-CRM Company changed its name to Epsilon Marketing Services, Inc. (the “Fourth Lessee”) on or about October 29, 2004; and

WHEREAS, Sterling Properties LLC transferred its right, title, interests and obligations to Bekins Properties LLC. (“Lessor”) dated July 6, 2006; and

WHEREAS, Epsilon Marketing Services, Inc. transferred its right, title, interests and obligations to Epsilon Data Management, LLC (“Lessee”) on or about January 1, 2006; and

WHEREAS, Lessor and Lessee have agreed to amend the lease as set forth herein.

NOW, THEREFORE, for good and valuable consideration, and in consideration of the covenants and agreements herein contained, the parties hereby agree to amend the Lease as follows:

1.)	The Lease Term will be extended Twenty Four (27) months to December 31, 2014.

2.)	NET Rent for the extended lease term:
10/1/2012 to 9/30/2013: $     /Year
10/1/2013 to 12/31/2014: $     /Year

3.)	Landlord agrees, at Landlord’s expense to complete the following improvements to the Premises:
a.)	Repaint the entire exterior of the Building, including all windows, doors, window and door frames and other painted surfaces.
b.)	Repair and/or replace (as needed) all parking lot berms.
c.)	Seal all parking surfaces, including entrance and exit roadways and restripe the parking lots.

All work shall be completed in a professional manner and shall be completed with minimum disruption to Tenant’s operation in the Premises.  Landlord shall use its best efforts to complete all work as soon as possible following mutual execution of this Amendment, but in no case later than October 15, 2011 except in the case of Force Majeure.

3)
Lessee shall have One (1) additional two (2) year option to extend the Lease. Lessee must provide Lessor written commitment to extend the Lease no later than 12:00 noon on June 30, 2014. The annual NET rental rate during the extension period shall be $     .

4.)	FHO Partners, LLC and Cassidy Turley are representing Lessee and shall be compensated a market fee by Lessor per separate written agreement.

5.)	Notice addresses for the Lessee are modified to reflect the following:

Richard Corrigan, Sr. Director, Real Estate and Facilities
Epsilon Data Management, LLC
601 Edgewater Drive
Wakefield, MA 01880
Fax: 781-685-0818
Email: dcorrigan@epsilon.com

With a copy to:
Jeanette Fitzgerald, General Counsel, Epsilon
7500 Dallas Parkway, Suite 700
Plano, Texas 75024
Fax: 214-494-3000
Email: jfitzgerald@epsilon.com

5.)      Except as hereinabove amended, the Lease remains in full force and effect in accordance with its terms including Utilities, Real Estate Taxes and operating expenses.

6.)      Lessee has full power, authority and the legal right to sign and deliver this First Amendment without the consent of any other person or entity.

7.)      This First Amendment and the signatures on this First Amendment may be transmitted by facsimile or electronic transmission (via scan) and shall be deemed to constitute a signed, enforceable instrument.

SIGNATURES ON NEXT PAGE:

Executed as of the Effective Date first above written.

LESSOR:	BEKINS PROPERTIES LLC

	By:	Greg Deman
	Title:	Owner
	Signature:	/s/ Greg Deman
	Date:	September 30, 2011

LESSEE:	EPSILON DATA MANAGEMENT, LLC

	By:	Paul Dundon
	Title:	CFO
	Signature:	/s/ Paul Dundon
	Date:	September 29, 2011